Exhibit 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 20, 2014,

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of October 20, 2014 (the “First Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein and to increase the Borrowing Base from $385,000,000 to $550,000,000, in each case, to be effective as of the First Amendment Effective Date.

C. The Borrower has requested that PNC Bank, National Association, SunTrust Bank, Capital One, National Association, and Amegy Bank National Association (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of October 20, 2014, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means October 20, 2014.

2.2 Amended Definitions. The definitions of “Borrowing Base”, “EBITDAX” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the First Amendment Effective Date, the Borrowing Base shall be $550,000,000.

“EBITDAX” means, for any period, Consolidated Net Income for such period plus the following expenses or charges to the extent deducted in calculating such Consolidated Net Income: (a) the sum of (i) Consolidated Interest Expense, (ii) income taxes (however denominated), (iii) depreciation, (iv) depletion, (v) amortization, (vi) exploration and abandonment expenses, (vii) transaction costs, expenses and charges with respect to the acquisition or disposition of Oil and Gas Properties, not to exceed $500,000 in the aggregate in any fiscal year, and (viii) all other noncash charges, minus (b) all noncash income added to Consolidated Net Income.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Deleted Definitions. The definitions of “Material Acquisition” and “Material Disposition” contained in Section 1.02 of the Credit Agreement are hereby deleted in their entirety.

2.4 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.4.

Section 3. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased, effective as of the First Amendment Effective Date, from $385,000,000 to $550,000,000 and shall remain at $550,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base redetermination provided for herein shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about October 1, 2014 for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this First Amendment from the Loan Parties and each of the Lenders (including the New Lenders).

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date including, without limitation, the Borrowing Base increase fees described in Section 4.3 below.

4.3 The Administrative Agent shall have received, for the account of each of the Increasing Lenders (as defined below), Borrowing Base increase fees in an aggregate amount for each such Increasing Lender equal to forty basis points (0.40%) of the amount of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lenders) whose Commitment after giving effect to Section 3 hereof exceeds such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to Section 3 hereof, and “Increased Commitment” means the amount of such excess.

4.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

Section 5. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section

8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Event of Default exists.

6.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE DRILLING C LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE OLYMPUS MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

RICE POSEIDON MIDSTREAM LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By: Alpha Shale Holdings, LLC, its general partner

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief
Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ Edward Markham
Name:	Edward Markham
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Irina Dimova
Name:	Irina Dimova
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name: Evans Swann, Jr.
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Scott A. Mackey
Name:	Scott A. Mackey
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	19.09090910%	$286,363,636.37
Barclays Bank PLC	11.81818182%	$177,272,727.28
BMO Harris Financing, Inc.	11.81818182%	$177,272,727.28
Comerica Bank	11.81818182%	$177,272,727.28
Citibank, N.A.	8.18181818%	$122,727,272.73
Fifth Third Bank	8.18181818%	$122,727,272.73
Royal Bank of Canada	8.18181818%	$122,727,272.73
Goldman Sachs Bank USA	4.18181818%	$62,727,272.72
PNC Bank, National Association	4.18181818%	$62,727,272.72
SunTrust Bank	4.18181818%	$62,727,272.72
Capital One, National Association	4.18181818%	$62,727,272.72
Amegy Bank National Association	4.18181818%	$62,727,272.72

TOTAL	100.00%	$1,500,000,000.00

ANNEX I